SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2011

INTERNATIONAL STEM CELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51891	20-4494098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5950 Priestly Drive, Carlsbad, CA 92008

(Address of principal executive offices, including zip code)

(760) 940-6383

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report on Completed Interim Review.

On May 31, 2011, International Stem Cell Corporation (the “Company”) filed a Current Report on Form 8-K to report the determination by the Company’s Audit Committee on May 25, 2011 to restate the financial statements of the Company for the years ended December 31, 2010 and 2009 and for each of the quarterly periods in those years. As part of that Form 8-K, the Company provided a summary table showing the effect of the adjustments to the warrant valuations (using a Black-Scholes option pricing model) on the Company’s previously issued quarterly and annual financial statements for those periods. The information in the following table supplements and amends the information in the Form 8-K (by computing the valuation of the warrants using a Monte-Carlo simulation) and also reflecting the effects of accruing dividends on the Series D Preferred Stock.

	Amount in $000s (except per share amounts)
	Q1 2009	Q2 2009	Q3 2009	Q1 2010	Q2 2010	Q3 2010	YE 2009	YE 2010	Total Effect of Change for 2009 and 2010		Inception (August 17, 2001) through December 31, 2010
AS REPORTED
Balance Sheet
Accrued liabilities	$202	$817	$863	$560	$492	$580	$632	$439	$439		$439
Warrants to purchase common stock	—	2,661	2,253	6,081	—	—	1,103	—	—		—
Total liabilities	1,473	4,731	4,647	7,922	1,493	1,528	2,824	2,031	2,031		2,031
Additional paid in capital	28,866	29,283	32,708	43,798	51,857	53,155	38,067	55,749	55,749		55,749
Deficit accumulated during the development stage	(27,585)	(31,705)	(34,362)	(44,933)	(42,312)	(45,264)	(36,570)	(47,926)	(47,926)		(47,926)
Total stockholders’ equity (deficit)	1,325	(1,373)	(1,602)	(6,857)	9,620	7,965	(1,152)	7,896	7,896		7,896

Statement of Members’ Deficit and Stockholders’ Equity (Deficit)
Additional paid-in capital	28,866	29,283	32,708	43,798	51,857	53,155	38,067	55,749	55,749		55,749
Cumulative effect adjustment—warrant liabilities	—	(301)	(301)	—	—	—	(301)	—	(301)		(301)
Dividend on preferred stock	(1,480)	(1,480)	(2,480)	(1,238)	(1,238)	(1,252)	(4,396)	(1,454)	(5,850)		(7,431)
Net income (loss)	(1,957)	(5,824)	(7,481)	(7,125)	(4,504)	(7,442)	(7,773)	(9,903)	(17,676)		(40,495)
Accumulated deficit	(27,585)	(31,705)	(34,362)	(44,933)	(42,312)	(45,264)	(36,570)	(47,926)	(47,926)		(47,926)
Total stockholders’ equity (deficit)	1,325	(1,373)	(1,602)	(6,857)	9,620	7,965	(1,152)	7,896	7,896		7,896

Statement of Operations	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Change in market value of warrants	—	(2,056)	408	(4,957)	5,276	—	(498)	320	(178)		(480)
Total other income (loss)	(72)	(2,128)	401	(4,957)	5,272	2	(574)	559	(15)		(2,424)
Income (loss) before tax	(1,957)	(4,226)	(1,657)	(7,125)	2,419	(2,938)	(7,773)	(9,903)	(17,676)		(40,488)
Net income (loss)	(1,957)	(4,226)	(1,657)	(7,125)	2,419	(2,938)	(7,773)	(9,903)	(17,676)		(40,495)
Dividend on preferred stock	(1,480)	—	(1,000)	(1,238)	—	(14)	(4,396)	(1,454)	(5,850)		(7,431)
Net income (loss) attributable to common stockholders	(3,437)	(4,226)	(2,657)	(8,363)	2,419	(2,952)	(12,168)	(11,356)	(23,524)		(47,926)
Earnings (loss) per share—basic	(0.09)	(0.10)	(0.06)	(0.14)	0.04	(0.04)	(0.26)	(0.17)
Earnings (loss) per share—diluted	(0.09)	(0.10)	(0.06)	(0.14)	0.02	(0.04)	(0.26)	(0.17)

Statement of Cash Flows	(2)	(2)	(2)	(2)	(2)	(2)
Net loss	(1,957)	(5,824)	(7,481)	(7,125)	(4,504)	(7,442)	(7,773)	(9,903)	(17,676)		(40,495)
Change in market value of warrants	—	2,056	1,648	4,957	(320)	(320)	498	(320)	178		480
Increase (decrease) in accrued liabilities	(78)	335	381	(72)	(140)	(52)	532	57	589		830
Net cash used in operating activities	(1,232)	(2,498)	(3,546)	(1,450)	(3,878)	(5,522)	(5,228)	(7,056)	(7,056)		(28,048)
Net cash used in investing activities	(95)	(343)	(768)	(132)	(357)	(500)	(890)	(624)	(624)		(3,230)
Payment of preferred stock dividends	—	—	—	(106)	(106)	(120)	(331)	(322)	(653)		(653)
Net cash provided by financing activities	1,900	3,612	4,319	3,372	11,140	11,253	6,463	12,735	12,735		37,060
Net change in cash	573	771	5	1,790	6,905	5,231	345	5,055	5,055		5,782
Non-cash financing activities:
Cashless exercise of warrants	—	—	—	—	—	—	—	—	—		—
Dividend on preferred stock exchanged for note receivable	—	—	—	—	—	—	—	95	95		95

ADJUSTMENTS
Balance Sheet
Accrued liabilities	—	—	—	—	—	—	—	107	107		107
Warrants to purchase common stock	1,586	2,186	1,781	3,180	1,262	1,343	1,117	2,400	2,400		2,400
Total liabilities	1,586	2,186	1,781	3,180	1,262	1,343	1,117	2,507	2,507	(4)	2,507
Additional paid in capital	(1,400)	(1,117)	(1,117)	295	406	406	(1,117)	420	420		420
Deficit accumulated during the development stage	(186)	(1,069)	(664)	(3,475)	(1,668)	(1,749)	—	(2,927)	(2,927)		(2,927)
Total stockholders’ equity (deficit)	(1,586)	(2,186)	(1,781)	(3,180)	(1,262)	(1,343)	(1,117)	(2,507)	(2,507)		(2,507)

Statement of Members’ Deficit and Stockholders’ Equity (Deficit)
Additional paid-in capital	(1,400)	(1,117)	(1,117)	295	406	406	(1,117)	420	420		420
Cumulative effect adjustment—warrant liabilities	731	731	731	—	—	—	731	—	731		731
Dividend on preferred stock	—	—	—	—	—	—	—	(107)	(107)		(107)
Net income (loss)	(917)	(1,800)	(1,395)	(3,475)	(1,668)	(1,749)	(731)	(2,820)	(3,551)		(3,551)
Accumulated deficit	(186)	(1,069)	(664)	(3,475)	(1,668)	(1,749)	—	(2,927)	(2,927)		(2,927)
Total stockholders’ equity (deficit)	(1,586)	(2,186)	(1,781)	(3,180)	(1,262)	(1,343)	(1,117)	(2,507)	(2,507)		(2,507)

Statement of Operations
Change in market value of warrants	(917)	(883)	405	(3,475)	1,807	(81)	(731)	(2,820)	(3,551	)(3)	(3,250)
Total other income (loss)	(917)	(883)	405	(3,475)	1,807	(81)	(731)	(2,820)	(3,551)		(3,250)
Income (loss) before tax	(917)	(883)	405	(3,475)	1,807	(81)	(731)	(2,820)	(3,551)		(3,250)
Net income (loss)	(917)	(883)	405	(3,475)	1,807	(81)	(731)	(2,820)	(3,551)		(3,250)
Dividend on preferred stock	—	—	—	—	—	—	—	(107)	(107)		(107)
Net income (loss) attributable to common stockholders	(917)	(883)	405	(3,475)	1,807	(81)	(731)	(2,927)	(3,658)		(3,358)
Earnings (loss) per share—basic	(0.03)	(0.02)	0.01	(0.06)	0.03	(0.00)	(0.02)	(0.04)
Earnings (loss) per share—diluted	(0.03)	(0.02)	0.01	(0.06)	0.02	(0.00)	(0.02)	(0.04)

Statement of Cash Flows
Net loss	(917)	(1,800)	(1,395)	(3,475)	(1,668)	(1,749)	(731)	(2,820)	(3,551)		(3,250)
Change in market value of warrants	917	1,800	1,395	3,475	1,668	1,749	731	2,820	3,551		3,250
Increase in accrued liabilities	—	—	—	—	—	—	(107)	107	—		—
Net cash used in operating activities	—	—	—	—	—	—	(107)	107	—		—
Net cash used in investing activities	—	—	—	—	—	—	—	—	—		—
Payment of preferred stock dividends	—	—	—	—	—	—	107	(107)	—		—
Net cash provided by financing activities	—	—	—	—	—	—	107	(107)	—		—
Net change in cash	—	—	—	—	—	—	—	—	—		—
Non—cash financing activities:
Cashless exercise of warrants	—	283	283	1,412	1,523	1,523	283	1,537	1,820		1,820
Dividend on preferred stock exchanged for note receivable	—	—	—	—	—	—	33	—	33		33

AS RESTATED
Balance Sheet
Accrued liabilities	202	817	863	560	492	580	632	546	546		546
Warrants to purchase common stock	1,586	4,847	4,033	9,261	1,262	1,343	2,220	2,400	2,400		2,400
Total liabilities	3,059	6,917	6,428	11,102	2,755	2,871	3,941	4,538	4,538		4,538
Additional paid in capital	27,466	28,166	31,591	44,093	52,264	53,561	36,950	56,170	56,170		56,170
Deficit accumulated during the development stage	(27,771)	(32,774)	(35,026)	(48,408)	(43,980)	(47,014)	(36,570)	(50,854)	(50,854)		(50,854)
Total stockholders’ equity (deficit)	(261)	(3,559)	(3,382)	(10,037)	8,358	6,623	(2,270)	5,389	5,389		5,389

Statement of Members’ Deficit and Stockholders’ Equity (Deficit)
Additional paid—in capital	27,466	28,166	31,591	44,093	52,264	53,561	36,950	56,170	56,170		56,170
Cumulative effect adjustment—warrant liabilities	731	430	430	—	—	—	430	—	430		430
Dividend on preferred stock	(1,480)	(1,480)	(2,480)	(1,238)	(1,238)	(1,252)	(4,396)	(1,561)	(5,957)		(7,538)
Net income (loss)	(2,874)	(7,624)	(8,876)	(10,600)	(6,172)	(9,191)	(8,504)	(12,723)	(21,227)		(44,047)
Accumulated deficit	(27,771)	(32,774)	(35,026)	(48,408)	(43,980)	(47,014)	(36,570)	(50,854)	(50,854)		(50,854)
Total stockholders’ equity (deficit)	(261)	(3,559)	(3,382)	(10,037)	8,358	6,623	(2,270)	5,389	5,389		5,389

Statement of Operations
Change in market value of warrants	(917)	(2,939)	814	(8,431)	7,083	(81)	(1,230)	(2,501)	(3,731)		(3,730)
Total other income (loss)	(989)	(3,011)	807	(8,432)	7,079	(79)	(1,305)	(2,261)	(3,566)		(5,674)
Income (loss) before tax	(2,874)	(5,109)	(1,252)	(10,600)	4,226	(3,019)	(8,504)	(12,723)	(21,227)		(43,739)
Net income (loss)	(2,874)	(5,109)	(1,252)	(10,600)	4,226	(3,019)	(8,504)	(12,723)	(21,227)		(43,745)
Dividend on preferred stock	(1,480)	—	(1,000)	(1,238)	—	(14)	(4,396)	(1,561)	(5,957)		(7,538)

Net income (loss) attributable to common stockholders	(4,354)	(5,109)	(2,252)	(11,838)	4,226	(3,034)	(12,900)	(14,284)	(27,182)		(51,284)
Earnings (loss) per share—basic	(0.12)	(0.12)	(0.05)	(0.20)	0.07	(0.04)	(0.28)	(0.21)
Earnings (loss) per share—diluted	(0.12)	(0.12)	(0.05)	(0.20)	0.05	(0.04)	(0.28)	(0.21)

Statement of Cash Flows
Net loss	(2,874)	(7,624)	(8,876)	(10,600)	(6,172)	(9,191)	(8,504)	(12,723)	(21,227)		(43,745)
Change in market value of warrants	917	3,856	3,043	8,431	1,348	1,429	1,230	2,501	3,731		3,730
Increase in accrued liabilities	(78)	335	381	(72)	(140)	(52)	425	164	589		830
Net cash used in operating activities	(1,232)	(2,498)	(3,547)	(1,450)	(3,878)	(5,522)	(5,335)	(6,949)	(7,056)		(28,048)
Net cash used in investing activities	(95)	(343)	(768)	(132)	(357)	(500)	(890)	(624)	(624)		(3,230)
Payment of preferred stock dividends	—	—	—	(106)	(106)	(120)	(224)	(429)	(653)		(653)
Net cash provided by financing activities	1,900	3,612	4,319	3,372	11,140	11,253	6,570	12,628	12,735		37,060
Net change in cash	573	771	5	1,790	6,905	5,231	345	5,055	5,055		5,782
Non—cash financing activities:
Cashless exercise of warrants	—	283	283	1,412	1,524	1,524	283	1,537	1,820		1,820
Dividend on preferred stock exchanged for note receivable	—	—	—	—	—	—	33	95	129		129

(1)	Year-end 2009 and 2010 are for the entire year, as fourth quarters were not reported in the annual 10-K financial statements.
(2)	Cash flow for the quarters represent year-to-date numbers as quarter-to-date numbers are not presented in the quarterly 10-Q financial statements.
(3)	The “change in value of warrants” is a noncash gain (loss) and has no effect on cash flows as reported.
(4)	The “liability” will be liquidated by reclassification to “additional paid-in capital” and has not, and will not, affect cash flows.
(5)	As of the first quarter 2012, all of the warrants will have been exercised or expired, and the net, end result of all the noncash transactions will be the accumulated gains (losses) will be reflected in “accumulated deficit” and “additional paid-in capital” in equal amounts.
(6)	Valuation of the warrants were estimated using the Monte-Carlo simulation method using the following assumptions: stock price and warrant price as of the valuation date, the Company’s historical stock price, U.S. T-Notes, Dividends on Series D Preferred Stock, warrant expiration, simulated as a daily interval and anti-dilution impact if we had to raise capital below $0.25 per share.

Additional information about the restatement is contained in Note 2 to the financial statements in the recently filed Form 10-K/A.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Stem Cell Corporation

	By:	/s/ Ray Wood
Ray Wood
Chief Financial Officer
Dated: June 23, 2011